UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 24, 2013

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 24, 2013, Alexion Pharmaceuticals, Inc. issued a press release relating to its results of operations and financial conditions for the quarter ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The attached press release contains both U.S. Generally Accepted Accounting Principles, or GAAP, and non-GAAP financial measures. The non-GAAP financial measures exclude the impact of share-based compensation expense, acquisition-related costs, amortization of purchased intangible assets, intellectual property settlements, upfront and milestone payments related to licensing and collaboration agreements, intangible asset impairments, non-cash taxes, and taxes related to acquisition structuring. Reconciliations between non-GAAP and GAAP financial measures are included in the press release set forth as Exhibit 99.1 furnished to this Form 8-K. Alexion's management utilizes non-GAAP financial information to provide a useful measure of comparative operating performance of Alexion. The non-GAAP financial measures are supplemental to and not a substitute for, measures of financial performance prepared in accordance with GAAP.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1 Press Release issued by Alexion Pharmaceuticals, Inc. on October 24, 2013 relating to its results of operations and financial conditions for the quarter ended September 30, 2013.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2013	ALEXION PHARMACEUTICALS, INC.

By: /s/ Michael V. Greco
Name: Michael V. Greco
Title: Vice President of Law and Corporate Secretary